UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2026

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York, New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities

On February 2, 2026, Goldman Sachs Real Estate Finance Trust Inc (the “Company”) sold unregistered shares of its common stock (the “Shares”) pursuant to its ongoing private offering (the “Offering”). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The following table details the Shares sold:

Title of Securities*	Number of Shares Sold	Aggregate Consideration
Class I Common Stock	155,157.557	$3,889,800
Class S Common Stock	264,525.136	$ 6,695,185 (1)

(1)	Includes upfront selling commissions of $66,185.
*

The Company views its different series of common stock as being part of a single class of common stock, as applicable. However, in order to mirror common industry terminology, the Company refers to these separate series of common stock as “classes.”

The sale of the Shares in the Offering was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2026, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Third Articles of Amendment and Restatement (the “Charter”) with the Maryland State Department of Assessments and Taxation (the “SDAT”) to (i) increase the number of shares of capital stock that the Company has authority to issue to 2,220,000,000 and the number of shares of non-voting common stock, par value $0.01 per share, that the Company has authority to issue to 110,000,000, 10,000,000 shares of which are designated as Series NV-1 and 100,000,000 shares of which are designated as Series NV-2 (the “Class NV-2 Common Stock”) and (ii) to rename the issued and outstanding non-voting common stock of the Company as Series NV-1. Immediately following the filing of the Articles of Amendment, the Company filed with the SDAT Articles Supplementary (the “Articles Supplementary”) to the Charter, pursuant to which the Company designated the terms of the 100,000,000 authorized but unissued shares of Class NV-2 Common Stock.

The Company may convert the shares of Class NV-2 Common Stock held in a stockholder’s account into a number of shares of Class I Common Stock (including fractional shares) with an equivalent net asset value (“NAV”) as such shares, provided that no such stockholder would own more than 4.99% of the aggregate Class I Common Stock, Class T Common Stock, Class D Common Stock and Class S Common Stock of the Company outstanding following such conversion. If not already converted into Class I Common Stock at the Company’s option, each share of Class NV-2 Common Stock held in a stockholder’s account (including shares in such account purchased through the distribution reinvestment plan or received as stock dividend) will automatically and without any action on the part of the holder thereof convert into a number of shares of Class I Common Stock (including fractional shares) with an equivalent NAV as such share on the earliest of (i) a listing of shares of Class I Common Stock, (ii) the Company’s merger or consolidation with or into another entity in which the Company is not the surviving entity or (iii) the sale or other disposition of all or substantially all of the Company’s assets. Further, immediately before any liquidation, dissolution or winding up of the Company, each share of Class NV-2 Common Stock will automatically convert into a number of shares of Class I Common Stock (including any fractional shares) with an equivalent NAV as such shares.

The summary of each of the Articles of Amendment and Articles Supplementary set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Articles of Amendment and Articles

Supplementary, respectively, copies of which are filed herewith and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Charter.

Item 8.01	Other Events

Distributions

On or about February 10, 2026, the Company will pay distributions per share for each outstanding class of its common stock for the month of January 2026 in the net distribution amounts set forth below.

Class S	Class I	Class NV-1	Class F-I	Class F-II
$0.1479	$0.1660	$0.1660	$0.2118	$0.1850

The net distribution for each class of common stock consists of a regular gross distribution reduced by any class-specific accruals allocable to the class and is payable to stockholders of record as of the close of business on January 31, 2026 (the “Record Date”). As of the Record Date, the Company had no outstanding shares of Class T or Class D Common Stock. These distributions will be paid in cash or reinvested in the applicable class of common stock for stockholders participating in the Company’s distribution reinvestment plan.

Loan Originations

Fort Worth Industrial

On January 23, 2026, the Company originated a $31.4 million floating rate, first mortgage loan collateralized by a 319,348 square foot, Class A, rear-load distribution facility located in Fort Worth, Texas (“Fort Worth Industrial”). The mortgage loan is intended to refinance the existing debt on the property. The initial term of the loan is three years and provides for two one-year extension options, subject to the satisfaction of certain pre-defined conditions by the borrower. Monthly payments consist of interest only at a rate of one-month term Secured Overnight Financing Rate (“SOFR”) plus 2.75%.

Long Island Industrial

On January 30, 2026, the Company originated a $41.0 million floating rate, first mortgage loan collateralized by a 178,000 square foot single-load industrial building located in Long Island, New York (“Long Island Industrial”). The mortgage loan is intended to refinance the existing debt on the property. The initial term of the loan is two years and provides for three one-year extension options, subject to the satisfaction of certain pre-defined conditions by the borrower. Monthly payments consist of interest only at a rate of one-month term SOFR plus 3.10%, subject to a potential reduction in the rate if certain leasing conditions are met.

Boone Student Housing

On February 3, 2026, the Company originated a $50.5 million floating rate, first mortgage loan collateralized by a 204-unit / 456-bed, student housing community located in Boone, North Carolina (“Boone Student Housing”). The mortgage loan is intended to refinance the existing debt on the property. The initial term of the loan is two years and provides for three one-year extension options, subject to the satisfaction of certain pre-defined conditions by the borrower. Monthly payments consist of interest only at a rate of one-month term SOFR plus 2.50%.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment effective as of February 4, 2026

3.2	Articles Supplementary Designating Class NV-2 Common Stock effective as of February 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2026	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer